UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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DESTINY MEDIA TECHNOLOGIES INC.
(Name of Registrant as Specified in its Charter)

________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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DESTINY MEDIA TECHNOLOGIES INC.
NOTICE OF 2018 ANNUAL GENERAL MEETING OF STOCKHOLDERS
TO BE HELD ON
FEBRUARY 28, 2018

To the Company’s Stockholders:

Notice is hereby given that the 2018 Annual General Meeting (the “Meeting”) of the stockholders of Destiny Media Technologies Inc., a Nevada corporation (the “Company”), will be held at Miller Thomson 725 Granville Street, Suite 400, Vancouver, BC V7Y 1G5 Canada, on Wednesday, February 28, 2018, commencing at 10:00 a.m. (Vancouver Time), for the following purposes:

1.	To elect three members of the Company’s Board of Directors, each to hold office until the next annual meeting of stockholders or until their respective successors have been elected or qualified.

The Board of Directors recommends that stockholders vote “FOR” each of the nominees.

2.

To ratify the appointment of BDO Canada LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 31, 2018. The Board of Directors recommends that the stockholders vote “FOR” this proposal.

3.	To hold a non-binding advisory vote to approve the named executive officer compensation.

The Board of Directors has fixed the close of business on January 16, 2018 at 5:00 p.m. (Vancouver Time) as the record date for the Meeting. Only stockholders of record at such time, are entitled to notice of, and to vote at, the Meeting. A list of the stockholders of record entitled to vote will be available at the Meeting and for 10 days prior to the Meeting, for any purpose germane to the Meeting, between the hours of 9:00 a.m. and 5:00 p.m. (Vancouver Time) at the Company’s principal office located at 1110 - 885 W Georgia Street, Vancouver, British Columbia V6C 3E8.

Stockholders unable to attend the meeting in person are requested to read the enclosed proxy statement and proxy and then complete and deposit the proxy in accordance with its instructions. Unregistered stockholders must deliver their completed proxies in accordance with the instructions given by their financial institution or other intermediary that forwarded the proxy to them.

BY ORDER OF THE BOARD OF DIRECTORS OF
DESTINY MEDIA TECHNOLOGIES INC.

/s/ Frederick Vandenberg
Frederick Vandenberg
Chief Executive Officer and President
Vancouver, British Columbia
January 22, 2018

IMPORTANT

Your vote is important. Whether or not you expect to attend in person, the Company urges you to sign, date, and return the enclosed proxy at your earliest convenience. This will help to ensure the presence of a quorum at the Meeting. PROMPTLY SIGNING, DATING, AND RETURNING THE PROXY WILL SAVE DESTINY MEDIA TECHNOLOGIES INC. THE EXPENSE AND EXTRA WORK OF ADDITIONAL SOLICITATION. Sending in your proxy will not prevent you from voting your stock at the Meeting if you desire to do so, as your proxy is revocable at your option.

ii

DESTINY MEDIA TECHNOLOGIES INC.
1110 - 885 W Georgia St
Vancouver, BC V6C 3E8

PROXY STATEMENT
FOR THE 2018 ANNUAL GENERAL MEETING OF THE STOCKHOLDERS
TO BE HELD ON FEBRUARY 28, 2018

This proxy statement (this “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Directors of Destiny Media Technologies Inc. (“we”, “us”, “our” and the “Company”) for use at the 2018 Annual General Meeting of the stockholders of the Company (the “Meeting”) to be held on Wednesday, February 28, 2018 at 10:00 a.m. (Vancouver Time) at Miller Thomson 725 Granville Street, Suite 400, Vancouver, BC V7Y 1G5 Canada, and at any adjournment or postponement thereof, for the purposes set forth in the preceding Notice of Annual General Meeting.

This Proxy Statement, the Notice of Annual General Meeting and the enclosed Form of Proxy are expected to be mailed to the Company’s stockholders on or about January 25, 2018.

The Company does not expect that any matters other than those referred to in this Proxy Statement and the Notice of Annual General Meeting will be brought before the Meeting. However, if other matters are properly presented before the Meeting, the persons named as proxy appointees will vote upon such matters in accordance with their best judgment. The grant of a proxy also will confer discretionary authority on the persons named as proxy appointees to vote in accordance with their best judgment on matters incidental to the conduct of the Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Meeting to be held on February 28, 2018. This Proxy Statement to the stockholders is available at the Company’s principal office located at 1110 - 885 W Georgia Street, Vancouver, British Columbia V6C 3E8.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE MEETING

Why am I receiving this Proxy Statement and proxy card?

You are receiving this Proxy Statement and proxy card because you are a stockholder of record as at the close of business on January 16, 2018 (the “Record Date”), and are entitled to vote at this Meeting. This Proxy Statement describes issues on which the Company would like you, as a stockholder, to vote. It provides information on these issues so that you can make an informed decision. You do not need to attend the Meeting to vote your shares.

When you sign the proxy card you appoint Frederick Vandenberg, Chief Executive Officer, President and Corporate Secretary of the Company, and Sandra Boenisch, Chief Financial Officer, and Treasurer, as your representatives at the Meeting. As your representatives, they will vote your shares at the Meeting (or any adjournments or postponements) as you have instructed them on your proxy card. With proxy voting, your shares will be voted whether or not you attend the Meeting. Even if you plan to attend the Meeting, it is a good idea to complete, sign and return your proxy card in advance of the Meeting, just in case your plans change.

If an issue comes up for vote at the Meeting (or any adjournments or postponements) that is not described in this Proxy Statement, your representatives will vote your shares, under your proxy, at their discretion, subject to any limitations imposed by law.

Who is soliciting my vote?

The Board of Directors of the Company is soliciting your proxy to vote at the Meeting.

Who pays for this proxy solicitation?

The Company will bear the entire cost of solicitation of proxies, including preparation, assembly and mailing of this proxy statement, the proxy card and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, depositories, fiduciaries and custodians holding shares in their names that are beneficially owned by others to forward to these beneficial owners. The Company may reimburse persons representing beneficial owners for their costs of forwarding the solicitation material to the beneficial owners of the shares at the Company's discretion. Original solicitation of proxies by mail may be supplemented by telephone, facsimile, electronic mail or personal solicitation by the Company’s directors, officers or other regular employees. No additional compensation will be paid to directors, officers or other regular employees for such services.

Who is entitled to attend and vote at the Meeting?

Only stockholders of the Company of record at the close of business on January 16, 2018 (the “Record Date”), will be entitled to vote at the Meeting. Stockholders entitled to vote may do so by voting those shares at the Meeting or by proxy.

What matters am I voting on?

You are being asked to vote on the following matters:

1.

Proposal 1 - To elect three members of the Company’s Board of Directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected or qualified.

2.	Proposal 2 - To ratify the appointment of BDO Canada LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 31, 2018.

3.	Proposal 3 - To hold a non-binding advisory vote to approve the named executive officer compensation.

The Company will also consider any other business that properly comes before the Meeting.

How do I vote?

You have several voting options. You may vote:

-	by signing your proxy card and mailing it to the address on the proxy card;
-	by signing and faxing your proxy card to the fax number provided on the proxy card;
-	by signing and emailing a scanned copy of your proxy card to the email address provided on the proxy card; and
-	by attending the Meeting and voting in person.

If your shares are held in an account with a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in a “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Meeting. As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote the shares in your account. You are also invited to attend the Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Meeting unless you request and obtain a valid proxy card from your broker, bank, or other nominee.

What if I share an address with another person and we received only one copy of the proxy materials?

The Company will only deliver one Proxy Statement to multiple stockholders sharing an address unless it has received contrary instructions from one or more of the stockholders. The Company will promptly deliver a separate copy of this Proxy Statement to a stockholder at a shared address to which a single copy of the document was delivered upon oral or written request to:

Destiny Media Technologies Inc.
Attention: Frederick Vandenberg, Corporate Secretary
1110 - 885 W Georgia St, Vancouver, BC V6C 3E8

Stockholders may also address future requests for separate delivery of Proxy Statements and/or annual reports by contacting us at the address listed above.

What if I change my mind after I return my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the Meeting. You may do this by:

(a)	executing and delivering a written notice of revocation of proxy to the office of the Company at any time before the taking of the vote at the Meeting;

(b)	executing and delivering a later-dated proxy relating to the same shares to the office of the Company at any time before taking of the vote at the Meeting; or

(c)	attending the Meeting in person and:

(i)	giving affirmative notice at the Meeting of your intent to revoke their proxy; and
(ii)	voting in person.

Any written revocation of proxy or subsequent later-dated proxy should be delivered to the office of the Company as follows: Destiny Media Technologies Inc., Attention: Frederick Vandenberg, Corporate Secretary, 1110 - 885 W Georgia St, Vancouver, BC V6C 3E8. Attendance at the Meeting will not, by itself, revoke a stockholder’s proxy without the giving of notice of intent to revoke that proxy.

What constitutes a quorum?

The presence in person or by proxy of holders of at least one percent (1%) of the Company’s outstanding common shares constitutes a quorum for the transaction of business at the meeting.

Stockholders who abstain from voting on any or all proposals, but who are present at the Meeting or represented at the Meeting by a properly executed proxy will have their shares counted as present for the purpose of determining the presence of a quorum. Broker non-votes will also be counted as present at the Meeting for the purpose of determining the presence of a quorum.

In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but it becomes necessary or appropriate to adjourn the meeting for other reasons, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Meeting. The persons named as proxies will vote upon such adjournment after consideration of all circumstances that may bear upon a decision to adjourn the Meeting. Any adjournment will require the affirmative vote of a majority of shares represented at the Meeting in person or by proxy.

Any business that might have been transacted at the Meeting originally called may be transacted at any such adjourned session(s) at which a quorum is present. Under the Company’s bylaws, if we adjourn the Meeting, notice need not be given if the time and place of the adjourned meeting is announced at the Meeting unless the meeting is adjourned for more than 30 days or a new record date is fixed for the adjourned meeting. The Company will pay the costs of preparing and distributing additional proxy materials to stockholders, if required in connection with any adjournment.

What are Broker non-votes?

A broker non-vote occurs when shares held by a broker for the account of a beneficial owner are not voted for or against a particular proposal because the broker has not received voting instructions from that beneficial owner and the broker does not have discretionary authority to vote those shares. Shares constituting broker non-votes are not counted or deemed to be present in person or by proxy for the purpose of voting on a non-routine matter at the Meeting and, therefore, are not counted for the purpose of determining whether stockholders have: (i) approved the election of directors in proposal 1, and (ii) approved the advisory vote on the named executive officer compensation in proposal 3, because such proposals are considered non-routine matters. If you do not provide voting instructions to your broker, your broker will have discretion to vote your shares only on proposal 2, because the Company expects that matter to be considered a routine matter.

How are abstentions and broker non-votes treated?

Stockholders may vote for or against the proposals or they may abstain from voting. Abstentions and broker non-votes will be counted for purposes of determining the presence of a quorum at the Meeting, but will not be counted as either in favor or against the proposals.

What vote is required to approve each item and what are the effects of broker non-votes, abstentions and withhold votes?

As of the Record Date, there were 55,013,874 shares of our common stock outstanding and entitled to vote.

Directors are elected by a plurality of the votes of the shares present and entitled to vote at the Meeting. “Withhold” and broker non-votes will have no effect on the outcome of the votes on this proposal.

Proposals 2 and 3 require the majority of the votes cast, excluding abstentions, at the Meeting in order to be approved. Abstentions will have no effect of proposals 2 and 3. Broker non-votes will have no effect on proposal 3 and are not applicable with respect to proposal 2.

Will my shares be voted if I do not sign and return my proxy card?

If your shares are held through a brokerage account, your brokerage firm, under certain circumstances, may vote your shares.

If your shares are registered in your name, and you do not sign and return your proxy card, your shares will not be voted at the Meeting.

Will I be entitled to appraisal rights under Nevada law?

Under Nevada law, the Company’s stockholders are not entitled to appraisal rights in connection with any of the proposals to be acted upon at the Meeting.

When is the deadline for stockholder proposals and nominations for the 2019 Annual Meeting?

As an SEC filer, the Company is currently subject to Rule 14a-8 of the Exchange Act, as amended (the “Exchange Act”). Under Rule 14a-8 of the Exchange Act, certain stockholder proposals may be eligible for inclusion in the Company’s proxy statement and form of proxy for its 2019 annual meeting of stockholders. In order to be eligible for inclusion, such proposals must be received at the Company’s principal executive offices not less than 120 calendar days before the date of the company's proxy statement released to stockholders in connection with the previous year's annual meeting; provided, however, that in the event the Company holds its 2019 annual meeting more than 30 days before or after the one year anniversary date of this Meeting, then the deadline shall be a reasonable time before the Company begins to print and send its proxy materials. Thus, in order to be eligible for inclusion in the Company’s proxy statements and form of proxy for the Company’s 2019 annual meeting, stockholder proposals must be received by September 27, 2018, unless the date of the 2019 annual meeting is changed by more than 30 days from the date of this Meeting, in which case the deadline for submission of stockholder proposals shall be a reasonable time before the Company begins to print and send its proxy materials. If the Company’s 2019 annual meeting is changed by more than 30 days from the one-year anniversary of this Meeting, the Company will disclose the new deadline for stockholder proposals under Item 5 of the Company’s earliest possible Quarterly Report on Form 10-Q or, if impracticable, by any means reasonably calculated to inform stockholders. In addition to the requirements set forth herein, stockholder proposals must otherwise comply with the requirements of Rule 14a-8 of the Exchange Act.

The Company’s bylaws also provides separate notice procedures for nomination of directors by stockholders. Under the Company’s bylaws, the nomination of directors by stockholders must be made pursuant to timely notice in writing to the secretary of the Company in accordance with the time provisions set forth in the preceding paragraph. For greater clarity, stockholder nomination of directors for the 2019 annual meeting must be received by September 27, 2018, unless the date of the 2019 annual meeting is changed by more than 30 days from the date of this Meeting, in which case the new deadline shall be a reasonable before the Company begins to print and send its proxy materials. Additionally, the stockholder notice nominating a director must comply with the content requirements set forth in the Company’s bylaws. See the discussion under the heading “Stockholder Nomination of Directors” in this Proxy Statement for more detail.

Any stockholder who wishes to submit a proposal is encouraged to seek independent counsel about SEC requirements and to consult the Company’s bylaws. The Company will not consider any proposals that do not meet the SEC requirements for submitting a proposal or comply with the Company’s bylaws where applicable. Notices of intention to present proposals for the Company’s next annual meeting should be delivered to Destiny Media Technologies Inc., 1110 - 885 W Georgia St, Vancouver, BC V6C 3E8, Attention: Frederick Vandenberg, Corporate Secretary.

Pursuant to Rule 14a-4(c)(1) under the Exchange Act, the proxies designated by the Company for the Meeting will have discretionary authority to vote with respect to any matter presented at the Meeting if the Company has not received notice of the matter by the dates specified in that rule.

PROPOSAL NUMBER ONE – ELECTION OF DIRECTORS

The Company’s Board of Directors currently consists of three directors: Steve Vestergaard, Hyonmyong “Hoch” Cho and S. Jay Graber. Under the Company’s organizational documents, the number of directors of the Company shall be such number as is fixed from time to time by resolution by the Board. The Board has fixed the number of directors of the Company at three.

At the Meeting, stockholders will elect three directors to serve until the next annual meeting of stockholders or until their respective successors shall have been duly elected and qualified, or until their death, resignation or removal. Unless marked otherwise, proxies received will be voted “FOR” the election of the three nominees named below.

Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominees for director named below. “Withhold” votes will be counted as present for purposes of determining the presence of a quorum. If a quorum is present, the nominees for director receiving the highest number of votes will be elected as directors. “Withhold” votes, abstentions and broker non-votes will have no effect on the vote. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as the Board of Directors may propose.

Nominees

The Board of Directors has nominated three persons to serve as directors of the Company, each of whom has consented to act as such. The names of the three persons nominated by the Board and certain information about them are set forth below:

Name of Nominee	Age	Company Position	Director Since

Frederick Vandenberg	49	Chief Executive Officer, President and Corporate Secretary	N/A
Hyonmyong “Hoch” Cho (Independent)	46	Director	February 28, 2017
S. Jay Graber (Independent)	57	Director	February 28, 2017

There is no family relationship between the Company’s directors and there are no legal proceedings to which any of the directors is a party adverse to us or any of our subsidiaries or in which any of the Company’s directors has a material interest adverse to us or any of the Company’s subsidiaries.

Biographies of the Nominated Directors of the Company

Frederick Vandenberg, B. Comm. MBA, CPA, CA. Mr. Vandenberg has been our Chief Executive Officer since June 2017. Mr. Vandenberg previously served as our Chief Financial Officer, from July 2007 to December 2017, leading the finance, operations and business development groups of the Company. Mr. Vandenberg's core responsibilities include strategic planning and coordinating strategic planning, marketing and product development. Mr. Vandenberg obtained a Bachelor of Commerce from McMaster University in 1991 and a Master of Business Administration (Finance) from McMaster University in 1993. In 1996, Mr. Vandenberg was designated as a Chartered Professional Accountant in Ontario.

Hyonmyong Cho. Mr. Cho currently serves as a director and chairman of the Board of Directors of the Company. Mr. Cho is currently a managing member of Greenlaw International Management Company LLC, which manages Greenlaw International LP, a fund which invests in microcap stocks. From 2002 to 2008, Mr. Cho was a Managing Director of Forum Partners which managed several real estate private equity funds in Europe and Asia. At Forum Partners, Mr. Cho managed a worldwide team tasked with private equity deal structuring, analysis and negotiation. Prior to Forum Partners, Mr. Cho was a senior associate at Nassau Capital, whose only limited partner was Princeton University, and he was responsible for the due diligence, negotiation, documentation and monitoring of private equity transactions. Prior to that, Mr. Cho was a partner in Novalis Ventures, a venture capital fund focused on early stage investments in the real estate industry. Before that, Mr. Cho was a Vice President at Cahill, Warnock & Company, a private equity firm focused on making direct investments in micro-cap public companies. Mr. Cho began his career as a financial analyst for Alex Brown & Sons, Inc. in the mergers and acquisitions, real estate and health care groups. Mr. Cho was a Morehead Scholar at the University of North Carolina, graduating with a B.A. in English Literature.

S. Jay Graber. Mr. Graber currently serves as a director of the Company. Mr. Graber recently retired as VP of Business Development from Apex Software LLC., a privately-owned developer of building drawing and area calculation software for jurisdictional mass appraisal at the municipal, county, province and statewide level as well as for the real estate mortgage appraisal industry. Mr. Graber continues to serve on various committees for the International Association of Assessing Officers (IAAO) as he remains a business partner in Apex. Prior to 20 years in the software/technology arena, Mr. Graber worked in direct sales / sales management for various manufacturing entities including automotive and decorative lighting, plastic extrusion, art glass and architectural flooring. Mr. Graber earned a BS degree in both Business Management and in Psychology from Eastern Mennonite College (now EMU).

Required Vote

Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION OF ALL NOMINEES NAMED ABOVE. PROXIES RECEIVED BY THE COMPANY WILL BE VOTED “FOR” THE ELECTION OF ALL NOMINEES NAMED ABOVE UNLESS THE STOCKHOLDER SPECIFIES OTHERWISE IN THE PROXY.

PROPOSAL NUMBER TWO – RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The independent registered public accounting firm of BDO Canada LLP, Charted Accountants, (“BDO”) audited the Company’s financial statements for the year ended August 31, 2017, and has been recommended by the Board of Directors pursuant to the recommendation of the Company’s Audit Committee to serve as the Company’s independent registered public accounting firm for fiscal year ended August 31, 2018. At the direction of the Board of Directors, this appointment is being presented to the stockholders for ratification or rejection at the Meeting. If the stockholders do not ratify the appointment of BDO, the Audit Committee may reconsider, but will not necessarily change, its selection of BDO to serve as the Company’s independent registered public accounting firm.

A representative of BDO is not expected to be present at the Meeting.

Principal Accountant Fees

The aggregate fees billed for the fiscal years ended August 31, 2017 and August 31, 2016 for professional services rendered by the principal accountant for the audit of the Company’s annual financial statements and review of the financial statements included its Quarterly Reports on Form 10-Q and services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for these fiscal periods were as follows:

	Year Ended August 31, 2017	Year Ended August 31, 2016
Audit Fees	$79,790	$78,238
Audit Related Fees	-	-
Tax Fees(1)	11,058	7,970
All Other Fees	-	-
Total	$90,848	$86,208

(1) Tax fees include fees for the preparation of tax returns and, for 2017, fees for consulting on corporate restructuring.

Policy on Pre-Approval by Audit Committee of Services Performed by Independent Auditors

The policy of the Company’s Audit Committee is to pre-approve all audit and permissible non-audit services to be performed by the Company’s independent auditors during the fiscal year. Before engaging an independent registered public accountant to render audit or non-audit services, the engagement is approved by the Company’s audit committee or the engagement to render services is entered into pursuant to pre-approval policies and procedures established by the audit committee.

Required Vote

The affirmative approval of a majority of the votes cast at the Meeting, excluding abstentions, is required to approve this proposal.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF BDO CANADA LLP, CHARTERED ACCOUNTANTS, AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING AUGUST 31, 2018.

PROPOSAL NUMBER THREE – ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Company is asking that you APPROVE the compensation of the named executive officers as disclosed in this Proxy Statement, in accordance with SEC rules.

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) provides that the Company’s stockholders vote to approve, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers as disclosed in this Proxy Statement in accordance with the SEC’s rules, which are set forth in Section 14A of the Exchange Act.

The Company’s named executive officers are identified in this Proxy Statement, and the compensation of the named executive officers is described in this Proxy Statement. The Company’s executive compensation practices are designed to attract, retain and motivate executive talent, including its named executive officers, who are critical to the Company’s success. The Company is committed to sound executive compensation and corporate governance principles, working to ensure that its practices protect and further the interests of stockholders.

The Board of Directors is therefore requesting your nonbinding vote on the following resolution:

“Resolved, that the compensation paid to the Company’s named executive officers as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the executive compensation tables and the narrative discussion, is approved.”

Required Vote

The affirmative approval of a majority of the votes cast at the Meeting, excluding abstentions, is required to approve this proposal.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.

Note: The Company is providing this advisory vote as required pursuant to Section 14A of the Exchange Act. The stockholder vote will not be binding on the Company or the Board, and it will not be construed as overruling any decision by the Company or the Board or creating or implying any change to, or additional, fiduciary duties for the Company or the Board.

CORPORATE GOVERNANCE

Director Independence

The Company is listed on the TSX Venture Exchange, which requires the Company to have a minimum of two independent directors. Under the TSX Venture Exchange policy and Canadian National Instrument 52-110 – Audit Committees (“NI 52-110”), which the Company is subject to, an “independent” director is a director who has no direct or indirect material relationship with the Company. A material relationship is a relationship which could, in the view of the Board of Directors, reasonably interfere with the exercise of a director’s independent judgment. Hyonmyong Cho and S. Jay Graber are independent pursuant to the independence requirements of the TSX Venture Exchange policy and Canadian NI 52-110. Hyonmyong Cho and S. Jay Graber are also independent for purposes of Item 407(a) of Regulation S-K. The independent standards used in making such determination is that of the NYSE American LLC (“NYSE American”). Outgoing director Steven Vestergaard is not independent due to his past employment as former President and Chief Executive Officer of the Company. Director nominee Frederick Vandenberg is not independent because of his position as the Company’s President, Chief Executive Officer, and Corporate Secretary.

Meetings and Committees of the Board of Directors

During the fiscal year ended August 31, 2017, the Company’s Board of Directors held two meetings of the entire board. All directors are expected to attend meetings and their attendance is recorded in the minutes.

The Company has an Audit committee, a Compensation Committee, and a Nomination Committee, each of which is discussed in greater detail below. During the fiscal year ended August 31, 2017, the Audit Committee held two meetings, and neither the Compensation Committee nor the Nominating Committee held a meeting. Three members of the Board of Directors attended the Company’s 2017 annual meeting of stockholders.

Audit Committee

Composition

The Company’s Audit Committee consists of Hyonmyong Cho and S. Jay Graber. Both are independent as per the independence standards of Canadian National Instrument 52-110 – Audit Committees. Both are also independent under the independence standards of the NYSE American applicable to audit committee members. Management has determined that the Audit Committee members are collectively capable of analyzing and evaluating the financial statements and understanding internal controls and procedures for financial reporting.

The Board has determined that Hyonmyong Cho qualifies as an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K.

The Audit Committee has a charter, a current copy of which is available on the Company’s corporate website at https://www.dsny.com/audit-committee-charter.

The Audit Committee has reviewed and discussed the audited annual financial statements with management.

Audit Committee Oversight

At no time since the commencement of the Company’s most recent completed financial year has a recommendation of the Audit Committee to nominate or compensate an external auditor not been adopted by the Board of Directors.

Reliance on Certain Exemptions

At no time since the commencement of the Company’s most recently completed financial year has the Company relied on the exemption in Section 2.4 of NI 52-110 (De Minimis Non-audit Services), or an exemption from NI 52-110, in whole or in part, granted under Part 8 of NI 52-110.

Pre-Approval Policies and Procedures

The Audit Committee has adopted specific policies and procedures for the engagement of non-audit services as described above under the heading “Proposal Number Two – Ratification of Selection of Independent Registered Public Accounting Firm – Policy on Pre-Approval by Audit Committee of Services Performed by Independent Auditors”.

Exemption

The Audit Committee has relied on an exemption under Part 6.1 of NI 52-110.

Compensation Committee

The Company’s Compensation Committee consists of Hyonmyong Cho and S. Jay Graber. There is one vacancy on the compensation committee which management expects to fill following the meeting. Hyonmyong Cho and S. Jay Graber are independent under the independence standards of the NYSE American applicable to compensation committee members.

The Compensation Committee’s basic responsibility is to review the performance and development of the Company’s management in achieving corporate goals and objectives and to assure that the Company’s executive officers are compensated effectively in a manner consistent with the strategy of the Company, competitive practice, sound corporate governance principles and stockholder interests. The committee reviews and approves all compensation to directors and executive officers. In carrying out its mandate with respect to compensation, the Compensation Committee takes into account the types of compensation and the amounts paid to officers of comparable publicly traded companies. The compensation committee may not delegate any of its authority. The Company does not engage compensation consultants. Executive officers may suggest to committee what amount of compensation they think it suitable or fair with respect to each candidate.

Neither the committee nor management has engaged consultants for determining or recommending the amount or form of executive or director compensation.

The compensation committee has a charter, a current copy of which is available on the Company’s corporate website at https://www.dsny.com/exec-compensation-charter.

Director Nomination

Corporate Governance and Nominating Committee

The Company’s corporate governance and nominating committee (the “Nominating Committee”) consists of Hyonmyong Cho and S. Jay Graber. There is one vacancy on the Nominating Committee which management expects to fill following the meeting. Hyonmyong Cho and S. Jay Graber are independent under the independence standards of the NYSE American applicable to nomination committee members

The Nominating Committee will continually assess its size, structure and composition, taking into consideration its current strengths, skills and experience, proposed retirements and the requirements and strategic direction of the Company. As required, Nominating Committee members will recommend suitable candidates for consideration as members of the Board of Directors.

Nominees for director will be selected on the basis of their integrity, experience, achievements, judgment, intelligence, personal character, and capacity to make independent analytical inquiries, ability and willingness to devote adequate time to Board duties, and likelihood that he or she will be able to serve on the Board for a sustained period. Due consideration will be given to the Board's overall balance of diversity of perspectives, backgrounds and experiences. The Nominating Committee will also consider factors such as global experience, experience as a director of a public company and knowledge of relevant industries.

At a minimum, each nominee will be expected to:

(a)	understand the Company's business and the industry in general;
(b)	regularly attend meetings of the Board and of any committees on which the director serves;
(c)	review in a timely fashion and understand materials circulated to the Board regarding the Company or the industry;
(d)	participate in meeting and decision making processes in an objective and constructive manner; and
(e)	be reasonably available, upon request, to advise the Company's officers.

Nominees for director are selected on the basis of their integrity, experience, achievements, judgment, intelligence, personal character, and capacity to make independent analytical inquiries, ability and willingness to devote adequate time to Board duties, and likelihood that he or she will be able to serve on the Board for a sustained period. Due consideration will be given to the Board's overall balance of diversity of perspectives, backgrounds and experiences. The Nominating Committee will also consider factors such as global experience, experience as a director of a public company and knowledge of relevant industries.

The Nominating Committee has a charter, a current copy of which is available on the Company’s corporate website at https://www.dsny.com/corporate-governance-charter. The Nominating Committee’s charter contains more information about the Nominating Committee’s process for identifying and evaluating nominees for director (including nominees recommended by stockholders), specific minimum qualifications the Nominating Committee believes must be met, certain qualities or skills the Nominating Committee believes are necessary for the Company’s directors to possess, and the Company’s overall policies concerning director nominations.

Stockholder Nomination of Directors

The committee will accept for consideration submissions from stockholders of recommendations for the nomination of directors. Acceptance of a recommendation for consideration does not imply that the committee will nominate the recommended candidate.

All stockholder nominating recommendations must be in writing, addressed to the committee care of the Company's Corporate Secretary at the Company's principal headquarters, 1110 - 885 W Georgia St, Vancouver, BC V6C 3E8. Submissions must be made by mail, courier or personal delivery. Submissions by e-mail will not be considered.

A nominating recommendation must be accompanied by the following information concerning each recommending stockholder:

a.	The name and address, including telephone number, of the recommending stockholder;

b.	The number of the Company's shares owned by the recommending stockholder and the time period for which such shares have been held;

c.

If the recommending stockholder is not a stockholder of record, a statement from the record holder of the shares (usually a broker or bank) verifying the holdings of the stockholder and a statement from the recommending stockholder of the length of time that the shares have been held. (Alternatively, the stockholder may furnish a current Schedule 13D, Schedule 13G, Form 3, Form 4 or Form 5 filed with the Securities and Exchange Commission reflecting the holdings of the stockholder, together with a statement of the length of time that the shares have been held); and

d.	A statement from the stockholder as to whether the stockholder has a good faith intention to continue to hold the reported shares through the date of the Company's next annual meeting of stockholders.

If a recommendation is submitted by a group of two or more stockholders, the information regarding recommending stockholders must be submitted with respect to each stockholder in the group.

A nominating recommendation must be accompanied by the following information concerning the proposed nominee:

a.

the information required by Item 401 of SEC Regulation S-K (providing for disclosure of the name, address, any arrangements or understanding regarding nomination and five year business experience of the proposed nominee, as well as information regarding certain types of legal proceedings within the past five years involving the nominee);

b.	the information required by Item 403 of SEC Regulation S-K (providing for disclosure regarding the proposed nominee's ownership of securities of the Company); and

c.

the information required by Item 404 of SEC Regulation S-K (providing for disclosure of transactions between the Company and the proposed nominee valued in excess of $120,000 and certain other types of business relationships with the Company).

d.

a description of all relationships between the proposed nominee and the recommending stockholder and any agreements or understandings between the recommending stockholder and the nominee regarding the nomination.

e.	a description of all relationships between the proposed nominee and any of the Company's competitors, customers, suppliers, labor unions or other persons with special interests regarding the Company.

The recommending stockholder must furnish a statement supporting its view that the proposed nominee possesses the minimum qualifications prescribed by the committee for nominees, and briefly describing the contributions that the nominee would be expected to make to the board and to the governance of the Company.

The recommending stockholder must state whether, in the stockholder's view, the nominee, if elected, would represent all stockholders and not serve for the purpose of advancing or favoring any particular stockholder or other constituency of the Company.

The nominating recommendation must be accompanied by the consent of the proposed nominee to be interviewed by the committee, if the committee chooses to do so in its discretion (and the recommending stockholder must furnish the proposed nominee's contact information for this purpose), and, if nominated and elected, to serve as a director of the Company.

A stockholder (or group of stockholders) wishing to submit a nominating recommendation for an annual meeting of stockholders must ensure that it is received by the Secretary of the Company, as provided above, not less than 120 calendar days before the date of the company's proxy statement released to stockholders in connection with the previous year's annual meeting; provided, however, that in the event the Company holds its 2019 annual meeting more than 30 days before or after the one year anniversary date of this Meeting, then the deadline shall be a reasonable time before the Company begins to print and send its proxy materials. Thus, in order to be eligible for inclusion in the Company’s proxy statements and form of proxy for the Company’s 2019 annual meeting, stockholder proposals must be received by September 27, 2018, unless the date of the 2019 annual meeting is changed by more than 30 days from the date of this Meeting, in which case the deadline for submission of stockholder proposals shall be a reasonable time before the Company begins to print and send its proxy materials.

Board Leadership Structure and Role in Risk Oversight

Hyonmyong Cho, an independent director, currently serves as the chairman of the Board and Frederick Vandenberg serves as our President and Chief Executive Officer. The Board of Directors is responsible for the risk oversight of the Company which has little to no effect on the Board of Director’s leadership structure.

Directorships

None.

Orientation and Continuing Education

The Board of Directors provides an overview of the Company’s business activities, systems and business plan to all new directors. New director candidates have free access to any of the Company’s records, employees or senior management in order to conduct their own due diligence and will be briefed on the strategic plans, short, medium and long term corporate objectives, business risks and mitigation strategies, corporate governance guidelines and existing policies of the Company. The directors are encouraged to update their skills and knowledge by taking courses and attending professional seminars.

Ethical Business Conduct

The Board of Directors believes good corporate governance is an integral component to the success of the Company and to meet responsibilities to stockholders. Generally, the Board of Directors has found that the fiduciary duties placed on individual directors by the Company’s governing corporate legislation and the common law and the restrictions placed by applicable corporate legislation on an individual director’s participation in decisions of the Board of Directors in which the director has an interest have been sufficient to ensure that the Board of Directors operates independently of management and in the best interests of the Company.

The Board of Directors is also responsible for applying governance principles and practices, and tracking development in corporate governance, and adapting “best practices” to suit the needs of the Company. Certain of the directors of the Company may also be directors and officers of other companies, and conflicts of interest may arise between their duties. Such conflicts must be disclosed in accordance with, and are subject to such other procedures and remedies as applicable under Nevada law.

Assessments

The Board of Directors has not implemented a process for assessing its effectiveness. As a result of the Company’s small size and the Company’s stage of development, the Board of Directors considers a formal assessment process to be inappropriate at this time. The Board of Directors plans to continue evaluating its own effectiveness on an ad hoc basis.

The Board of Directors does not formally assess the performance or contribution of individual Board members or committee members.

Stockholder Communication with the Board of Directors

The Board of Directors provides a process for stockholders to send communications to the Board of Directors. Stockholders desiring to communicate with the Board of Directors on matters other than director nominations should submit their communication in writing to Frederick Vandenberg, Corporate Secretary, Destiny Media Technologies Inc., 1110 - 885 W Georgia St, Vancouver, BC V6C 3E8 and identify themselves as a stockholder. The Corporate Secretary will forward all such communication to the Chairperson of the Board for a determination as to how to proceed.

EXECUTIVE OFFICERS

Name	Age	Company Position

Frederick Vandenberg	49	Chief Executive Officer, President and Corporate Secretary
Sandra Boenisch	36	Chief Financial Officer and Treasurer

Frederick Vandenberg. B.Comm, MBA, CPA, CA Mr. Vandenberg was appointed our Chief Executive Officer, effective June 28, 2017. From July 2007 to December 2017, Mr. Vandenberg served as our Chief Financial Officer and Treasurer, where his core responsibilities included leading the accounting, treasury, strategic planning, financial controls and financial reporting functions of the Company. Mr. Vandenberg has over 24 years experience in tax advisory services, mergers and acquisitions, and financial reporting. Mr. Vandenberg obtained a Bachelor of Commerce from McMaster University in 1991 and a Master of Business Administration (Finance) from McMaster University in 1993. In 1996, Mr. Vandenberg was designated as a Chartered Accountant in Ontario, and became a member of the Institute of Chartered Accountants of BC in 1996. Mr. Vandenberg completed the Canadian Institute of Chartered Accountants’ "In-depth" taxation program while with Ernst & Young in 1998.

Sandra Boenisch. B.Comm, CPA, CGA Ms. Boenisch was appointed our Chief Financial Officer, effective December 15, 2017, and has over 14 years of experience in finance, accounting and financial reporting, corporate governance and regulatory compliance in a variety of industries, both in the United States and Canada, while working as both an independent consultant and in public practice. Ms. Boenisch manages the finance group at the Company and is responsible for internal and external financial reporting and compliance and development and monitoring of financial budgets and performance measures. Ms. Boenisch holds a Chartered Professional Accountant designation.

There are no family relationships between the Company’s executive officers and any other director or executive officer, and there are no legal proceedings to which any of the executive officers is a party adverse to us or any of our subsidiaries or in which any of the Company’s executive officers has a material interest adverse to us or any of the Company’s subsidiaries.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Summary Compensation Table

The following table sets forth the total compensation paid to or earned by the Company’s named executive officers, as that term is defined in Item 402(m)(2) of Regulation S-K of the Exchange Act, (“Named Executive Officers”) as of its fiscal year ended August 31, 2017 and 2016.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(2)	All Other Annual Compen- sation ($)(3)	Total ($)
Steven Vestergaard Former President, Former Chief Executive Officer, and Director (1)(4)(6)	2017 2016	162,590 196,144	Nil Nil	Nil Nil	10,143 Nil	Nil Nil	172,733 196,144
Frederick Vandenberg(1) (5)(6) President, Chief Executive Officer, and Corporate Secretary.	2017 2016	159,033 158,424	Nil Nil	Nil Nil	27,047 Nil	7,952 7,921	194,032 166,345

(1)

On June 28, 2017, Frederick Vandenberg replaced Steven Vestergaard as President and Chief Executive Officer of the Company. Mr. Vandenberg served as Chief Financial Officer of the Company for fiscal years ended August 31, 2017 and 2016.

(2)	Option awards shown here represent the aggregate grant date fair value of all options granted.
(3)

The value of perquisites and other personal benefits, securities and property for the individuals included in the summary compensation table that does not exceed $10,000 is not reported herein. Other compensation for Mr. Vandenberg includes participation in the employee share purchase plan described below under long term incentive plans.

(4)	All salaries paid to Mr. Vestergaard are paid in Canadian dollars.
(5)	All salaries paid to Mr. Vandenberg are paid in Canadian dollars
(6)

Compensation is stated in United States dollars. Where compensation was provided in Canadian dollars, compensation is based on an exchange rate of 0.7573 US dollars for each 1.00 Canadian dollar during the 2017 fiscal year. Compensation is stated in United States dollars and is based on an exchange rate of 0.7544 US dollars for each 1.00 Canadian dollar during the 2016 fiscal year.

Outstanding Equity Awards at Fiscal Year End Table

The following table summarizes equity awards to the Company’s Named Executive Officers outstanding as of August 31, 2017.

Name and Principal Position	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price ($)	Option Expiration Date
Steve Vestergaard Former President and Former Chief Executive Officer	12,500	137,500	N/A	0.40	July 6, 2022
Frederick Vandenberg, Chief Executive Officer, President, and Corporate Secretary	131,250 33,333	- 366,667	N/A N/A	0.40 0.40	See Note 1 July 6, 2022

Notes:

(1)	The 131,250 exercisable options expire evenly every month ending May 25, 2019.

Director Compensation

The following table summarizes compensation paid to the Company’s directors during the fiscal year ended August 31, 2017:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)(1)(2)	All Other Annual Compensation ($)	Total ($)
Hyonmyong Cho	Nil	Nil	15,214	Nil	15,214
Samuel Jay Graber	Nil	Nil	15,214	Nil	15,214

(1)	Option awards shown here represent the aggregate grant date fair value of all options granted.
(2)	Mr. Cho and Mr. Graber each had 225,000 stock options outstanding at August 31, 2017, of which, 18,750 are exercisable.

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

None of the following events has occurred during the past ten years and is material to an evaluation of the ability or integrity of any director, person nominated to become a director or executive officer of the Company:

(1)

A petition under the Federal bankruptcy laws or any state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

(2)	Such person was convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

(3)

Such person was the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities:

a.

Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

b.	Engaging in any type of business practice; or

c.	Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws;

(4)

Such person was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph 3(a) above of this section, or to be associated with persons engaged in any such activity;

(5)

Such person was found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated;

(6)

Such person was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

(7)

Such person was the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

a.	Any Federal or State securities or commodities law or regulation;

b.

Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or

c.	Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

(8)

Such person was the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s executive officers and directors, and persons who beneficially own more than ten percent of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission on Form 3, Form 4 and Form 5. The Company’s directors, executive officers and persons who beneficially own more than ten percent of the Company’s equity securities, are required by regulations of the Securities and Exchange Commission to furnish the Company with copies of the aforementioned forms that they filed. Based on the Company’s review of the copies of such forms furnished to it, the Company believes that during the fiscal year ended August 31, 2017 all such filing requirements were complied with.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

None of the following parties has, since the commencement of the fiscal year ended August 31, 2016, had any material interest, direct or indirect, in any transaction in which the Company was a participant or in any presently proposed transaction in which the Company will be a participant:

(i)	Any directors or executive officers of the Company;
(ii)	Any person proposed as a nominee for election as a director;
(iii)	Any person who beneficially owns, directly or indirectly, shares carrying more than 5% of the voting rights attached to the Company’s outstanding shares of common stock; and
(iv)	Any member of the immediate family (including spouse, parents, step-parents, children, step- children, siblings and in-laws) of, or any person sharing a household with, any of the foregoing persons.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the number of shares of the Company’s common stock owned beneficially as of January 13, 2018 by: (i) each person (including any group) known to the Company to own more than five percent (5%) of any class of the Company’s voting securities, (ii) each of the Company’s directors and each of the named executive officers, and (iii) officers and directors as a group. Unless otherwise indicated, the stockholders listed possess sole voting and investment power with respect to the shares shown. The Company believes that each individual or entity named has sole investment and voting power with respect to the securities indicated as beneficially owned by them, subject to community property laws, where applicable, except where otherwise noted.

Title Of Class	Name And Address Of Beneficial Owner	Amount And Nature Of Beneficial Ownership(1)	Percentage Of Common Stock(1)
DIRECTORS AND OFFICERS
Common Stock	Hyonmyong Cho, Director, Chairman of the Board, c/o 1110-885 W Georgia St. Vancouver, BC, V6C 3E8	2,452,689 (2)	4.5%
Common Stock	Samuel Jay Graber, Director c/o 1110-885 W Georgia St. Vancouver, BC, V6C 3E8	416,175 (3)	*
Common Stock	Frederick Vandenberg President, Chief Executive Officer, Corporate Secretary, and Nominee for Director c/o 1110-885 W Georgia St. Vancouver, BC, V6C 3E8	1,115,301(4)	2.0%
Common Stock	Steven Vestergaard, Director and Former President and Chief Executive Officer c/o 1110-885 W Georgia St. Vancouver, BC, V6C 3E8(7)	11,290,760(5)	20.5%

Common Stock	All Officers and Directors as a Group (4 persons)	15,274,925	27.6%
HOLDERS OF MORE THAN 5% OF THE COMPANY’S COMMON STOCK
Common Stock	Mark A. Graber 56 Oakwell Farms Parkway San Antonio, TX 78218	4,984,713 (direct and indirect)(6)	9.1%

Notes:
Less than one percent (1%)

(1)

The number and percentage of shares beneficially owned is determined in accordance with Rule 13d-3 under the Exchange Act, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under Rule 13d-3 of the Exchange Act, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and/or (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of such shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of common stock actually outstanding on January 13, 2018. As of January 13, 2018, there were 55,013,874 shares of our common stock issued and outstanding.

(2)

Consists of 665,174 shares held by Mr. Cho and 56,250 shares that may be acquired upon the exercise of stock options held by Mr. Cho within 60 days of January 13, 2018 and includes 1,731,265 shares held through Mr. Cho's indirect pecuniary ownership held through Greenlaw International LP, a Delaware limited partnership (the "Fund"), and Greenlaw International GP LLC, a Delaware limited liability company and the general partner of the Fund which has the right to receive an allocation of a portion of the profits of the Fund.

(3)	Consists of 359,925 shares held by Mr. Graber and 56,250 shares that may be acquired upon the exercise of stock options held by Mr. Graber within 60 days of January 13, 2018.

(4)	Consists of 884,051 shares held by Mr. Vandenberg and 231,250 shares that are acquirable upon the exercise of stock options held by Mr. Vandenberg within 60 days of January 13, 2018.

(5)	Consists of 11,253,260 shares held by Mr. Vestergaard and 37,500 shares that are acquirable upon the exercise of stock options held by Mr. Vestergaard within 60 days of January 13, 2018.

(6)

Consists (i) 4,523,713 shares of the Company’s common stock directly held by Mark Graber; (ii) 431,000 shares beneficially owned by Four Star Investments, a Texas partnership over which Mr. Graber has shared voting and disposition power; and (iii) 30,000 shares held by Mr. Graber’s spouse.

(7)

Steven Vestergaard was replaced as President and Chief Executive Officer of the Company on June 28, 2017, but remained a director of the Company. Mr. Vestergaard’s term as a director of the Company will not continue after this Meeting.

VOTING SECURITIES

The authorized share capital of the Company is 100,000,000 shares of common stock with a $0.001 par value.

As of January 16, 2018, there were 55,013,874 shares of the Company’s common stock issued and outstanding, each of which carries the right to one vote on all matters that may come before the Meeting.

WHERE YOU CAN FIND MORE INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended. The Company files reports, proxy statements and other information with the SEC. You may read and copy these reports, proxy statements and other information at the SEC’s Public Reference Section of the SEC, Room 1580, 100 F Street NE, Washington D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet website, located at www.sec.gov that contains reports, proxy statements and other information regarding companies and individuals that file electronically with the SEC.

Our Annual Report on Form 10-K for the fiscal year ended August 31, 2017 accompanies this Proxy Statement but does not constitute a part of the proxy soliciting material. A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended August 31, 2017, including financial statements but without exhibits, is available without charge to any person whose vote is solicited by this proxy upon written request to Destiny Media Technologies Inc., 1110 - 885 W Georgia St, Vancouver, BC V6C 3E8, Attention: Corporate Secretary. Copies also may also be obtained through the SEC’s web site at www.sec.gov.

BY ORDER OF THE BOARD OF DIRECTORS OF
DESTINY MEDIA TECHNOLOGIES INC.

Date: January 22, 2018

/s/ Frederick Vandenberg
Frederick Vandenberg
Chief Executive Officer, and President

For	Withhold
1. To elect three members of the Company's Board of Directors, each to hold office until the next annual meeting of stockholders or until their respective successors have been elected or qualified. **THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" EACH OF THE NOMINEES.**		
1A Frederick Vandenberg	0	0
1B Hyonmyong Cho	0	0
1C S. Jay Graber	0	0

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN	Date	Signature (Joint Owners)	Date

DESTINY MEDIA TECHNOLOGIES

Annual General Meeting of Stockholders
To be held on FEBRUARY28, 2018
at 10:00 AM (PACIFIC STANDARD TIME)
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Frederick Vandenberg and/or Sandra Boenisch and ____________________ (print name) each of them, the true and lawful attorneys and proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, all the shares of Common Stock of DESTINY MEDIA TECHNOLOGIES INC. that the stockholder(s) is/are entitled to vote at the Annual General Meeting of Stockholder(s) to be held at 10:00 AM, (PACIFIC STANDARD TIME) on 2/28/2018, at the Miller Thomson 725 Granville Street, Suite 400, Vancouver, BC V7Y 1G5 Canada, and any adjournment or postponement thereof, as designated on the reverse side of this ballot, and with discretionary authority to vote as to any matters that may properly come before the meeting.

This Proxy will be voted as directed. If no direction is indicated, it will be voted 'FOR' the proposal made by the DESTINY MEDIA TECHNOLOGIES, INC. Board of Directors.